Lincoln National Aggressive Growth Fund, Inc.
                        Lincoln National Bond Fund, Inc.
                Lincoln National Capital Appreciation Fund, Inc.
                    Lincoln National Equity-Income Fund, Inc.
               Lincoln National Global Asset Allocation Fund, Inc.
                    Lincoln National International Fund, Inc.
                       Lincoln National Managed Fund, Inc.
                    Lincoln National Money Market Fund, Inc.
                  Lincoln National Social Awareness Fund, Inc.
                Lincoln National Special Opportunities Fund, Inc.

                      Supplement Dated September 9, 2002 to
              Statement of Additional Information Dated May 1, 2001
                          as supplemented June 25, 2002


                  Lincoln National Growth and Income Fund, Inc.

                      Supplement Dated September 9, 2002 to
             Statement of Additional Information Dated April 2, 2002
                 as supplemented April 9, 2002 and June 25, 2002

     This supplement describes certain changes to the Statement of Additional Information ("SAI") for the above funds. The section entitled "Foreign Securities" on page GSD-15 is replaced in its entirety with the following:

     Foreign Securities. For those funds that invest in foreign securities, a foreign security (except for a bond), is valued at its closing price on the principal exchange where the security is listed or traded, unless such closing price does not represent the security's "market value" pursuant to the fund's pricing procedures. If the closing price does not represent market value, the security will be assigned a "fair value" according to the fund's pricing procedures.

     When a fund calculates its net asset value (at the close of business of the NYSE), the fund's portfolio securities that are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the fund's custodian.

     Trading on foreign exchanges may take place on dates or at times of day when the NYSE is closed; these circumstances could affect the net asset value of fund shares on days when the investors do not have the ability to purchase or redeem fund shares.

     Please keep this Supplement with your SAI for your future reference.